UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2016

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1330
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 12, 2016, Jeremy B. Ford and Alan B. White were appointed Co-Chief Executive Officers of Hilltop Holdings Inc. (the “Company”).  Mr. Jeremy Ford will remain President of the Company, and Mr. White will remain Vice-Chairman of the Board of Directors of the Company and Chairman of PlainsCapital Bank.

In addition, Mr. James R. Huffines, previously Chief Operating Officer of PlainsCapital Corporation, was appointed Chief Operating Officer for Subsidiaries of the Company and Mr. John A. Martin, previously Chief Financial Officer of PlainsCapital Corporation, was appointed Chief Accounting Officer of the Company, in each case effective September 12, 2016.

In connection with the changes to the duties of Messrs. White, Huffines and Martin, the Compensation Committee of the Board of Directors of the Company approved amendments to the Retention Agreement with Mr. White and Employment Agreements with Messrs. Huffines and Martin.  These amendments, which were entered into on September 12, 2016, provide for the corresponding changes to their respective duties.  Additionally, with respect to the amendment to Mr. White’s Retention Agreement, it provides that the obligations under the Retention Agreement are assumed by the Company and the annual bonus will be determined on the consolidated results of the Company, as opposed the consolidated results of PlainsCapital Corporation.  Copies of these amendments are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a)                     Financial statements of businesses acquired.

Not applicable.

(b)                     Pro forma financial information.

Not applicable.

(c)                      Shell company transactions.

Not applicable.

(d)                     Exhibits.

The following exhibits are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit Number	Description of Exhibit

10.2	First Amendment to Retention Agreement and Assignment and Assumption Agreement by and among Hilltop Holdings Inc., PlainsCapital Corporation and Alan B. White, dated as of September 12, 2016

10.3	First Amendment to Employment Agreement by and between Hilltop Holdings Inc. and James R. Huffines, dated as of September 12, 2016.

10.4	First Amendment to Employment Agreement by and between Hilltop Holdings Inc. and John A. Martin, dated as of September 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date: September 13, 2016	By:	/s/ COREY PRESTIDGE
	Name:	Corey G. Prestidge
	Title:	Executive Vice President,
General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.2	First Amendment to Retention Agreement and Assignment and Assumption Agreement by and among Hilltop Holdings Inc., PlainsCapital Corporation and Alan B. White, dated as of September 12, 2016.

10.3	First Amendment to Employment Agreement by and between Hilltop Holdings Inc. and James R. Huffines, dated as of September 12, 2016.

10.4	First Amendment to Employment Agreement by and between Hilltop Holdings Inc. and John A. Martin, dated as of September 12, 2016.

Exhibit Index